UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2014

FRANKLIN FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-35085	27-4132729
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4501 Cox Road, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of Franklin Financial Corporation (the “Company”) was held on February 25, 2014.

(b)	The final vote results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for terms of three years or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
L. Gerald Roach	9,371,037	85,590	1,760,958
Richard T. Wheeler, Jr.	9,365,258	91,369	1,760,958

2.	The appointment of McGladrey LLP as the independent registered public accounting firm of Franklin Financial Corporation for the fiscal year ending September 30, 2014 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
11,185,360	32,000	225

3.	A resolution to approve the compensation of the Company’s named executive officers was approved by stockholders by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,369,173	78,412	9,042	1,760,958

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: February 28, 2014	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr. Chairman, President and Chief Executive Officer